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                                                                    Exhibit 99.3

                                ESCROW AGREEMENT

         ESCROW AGREEMENT, dated as of September 30, 1999 (this "Escrow Agreement") among Butler Gonzalez, L.L.P., as escrow agent (the "Escrow Agent"), and Celerity Systems, Inc., a Delaware corporation, having an address at 1400 Centerpoint Boulevard, Knoxville, Tennessee, 37932 (the "Company"), and GMF Holdings, ("Investor").

         WHEREAS, Investor and the Company have entered into line of credit agreement (the "Agreement") date as of the 30th of September 1999 whereby Investor agreed to grant bridge financing to the Company, subject to the terms and conditions of the Agreement.

         WHEREAS, pursuant to Agreement, Investor and the Company agreed to enter into this Escrow Agreement with Escrow Agent in order for Escrow Agent to hold the Advance Amount (as delivered to Escrow Agent by Investor) and the certificates representing the shares (as delivered to Escrow Agent by the Company) for release to the Company and Investor, respectively, in accordance with this Agreement; and

         NOW, THEREFORE, Investor, the Company and the Escrow Agent hereby agree as follows:

         1. APPOINTMENT OF ESCROW AGENT; DEPOSIT OF ESCROW AMOUNT AND DEBENTURES. The Company and Investor hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of the escrow agent under and pursuant to this Escrow Agreement. The Escrow Agent acknowledges that he will receive from the Company Debentures corresponding to such Advance Amount, as provided in the Agreement.

         2. ESCROW FUND; DEBENTURES. The Escrow Fund shall be held by the Escrow Agent in a separate account maintained for the purpose of effecting the Closings, on the terms and subject to the conditions of this Escrow Agreement. The Escrow Agent shall hold in escrow the Debentures separately from the Escrow Fund and agrees that the Debentures shall be held on the terms and subject to the conditions set forth herein. The Debentures and the Escrow Fund shall not be subject to lien or attachment by any creditor of any part hereto and shall be used solely for the purpose set forth in this Escrow Agreement. The Debentures and the Escrow Fund shall not be available to, and shall not be used by, the Escrow Agent to set off any obligations of either Investor or the Company owing to the Escrow Agent in any capacity, except as expressly provided in Section 2.1 of the Agreement.

         3. DELIVERIES TO EFFECT CLOSING. Upon the receipt by the Escrow Agent of the Debentures, Investor and the Company shall irrevocably instruct the
Escrow Agent to pay over to the Company the amount of the advance in the Escrow Fund, in immediately available funds to a bank account of the Company's designation, except as expressly provided in Section 2.3 of the agreement.
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         4. RELEASE OF ESCROW FUND AND DEBENTURES UPON FAILURE TO CLOSE. If upon the expiration of two (2) Trading Days after any Closing Date, the Escrow Agent has not received the Debentures with respect to such Closing Date, the Investor and the Company irrevocably instruct the Escrow Agent to pay over to Investor all amounts of the Escrow Fund, in immediately available funds, to a bank account or Investor's designation.

         5. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT. The duties and obligations of the Escrow Agent are purely ministerial and shall be limited to and determined solely by the provisions of this Agreement. The Escrow Agent is not charged with knowledge of or any duties or responsibilities in respect of any other agreement or document. In furtherance and not in limitation of the foregoing:

                  (i) the Escrow Agent shall not be liable for any loss of interest sustained as a result of investments made hereunder in accordance with the terms hereof, including any liquidation of any investment of the Escrow Fund prior to its maturity effected in order to make a payment required by the terms of this Escrow Agreement;

                  (ii) the Escrow Agent shall be fully protected in relying in good faith upon any written certification, notice, direction, request, waiver, consent, receipt or other document that the Escrow Agent reasonably believes to be genuine and duly authorized, executed and delivered;

                  (iii) the Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it, or for any mistake in fact or law, or for anything that if may do or refrain from doing in connection herewith; PROVIDED, HOWEVER, that notwithstanding any other provision in this Agreement, the Escrow Agent shall be liable for its willful misconduct or gross negligence or breach of this Agreement.

                  (iv) the Escrow Agent may seek the advice of legal counsel selected with reasonable care in the event of any dispute or question as to the construction of any of the provisions of this Agreement or its duties hereunder, and it shall incur no liability and shall be fully protected in respect of any action taken, omitted or suffered by it in good faith in accordance with the opinion of such counsel;

                  (v) in the event that the Escrow Agent shall in any instance, after seeking the advice of legal counsel pursuant to the immediately preceding clause, in good faith be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action in that instance and its sole obligation, in addition to those of its duties hereunder as to which there is no such uncertainty, shall be to keep safely all property held in the Escrow Fund until it shall be directed otherwise in writing by each of the parties hereto or by a final, nonappealable order of a court


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                  of competent jurisdiction; PROVIDED, HOWEVER, in the event that the Escrow Agent has not received such written direction or court order within one hundred eighty (180) calendar days after requesting the same, it shall have the right to interplead Investor and the Company in any court of competent jurisdiction and request that such court determine its rights and duties hereunder; and

                  (vi) the Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through agents or attorneys selected with reasonable care, nothing in this Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of New York and the Escrow Agent shall not be responsible for and shall not be under a duty to examine into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any agreement amendatory or supplemental hereto.

         6. COOPERATION. Investor and the Company shall provide to the Escrow Agent all instruments and documents within their respective powers to provide that are necessary for the Escrow Agent to perform its duties and responsibilities hereunder.

         7. EXPENSES: INDEMNITY. The company hereby agrees to pay or reimburse the Escrow Agent upon request for all expenses, disbursement and advances, including reasonable attorney's fees, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Agreement; provided that Investor shall bear all expenses of the investment and reinvestment of the Escrow Fund. The Company hereby agrees to indemnify the Escrow Agent for, and to hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Escrow Agent has been guilty of gross negligence, willful misconduct or in breach of this Agreement. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The provisions of this Section shall survive any termination of this Agreement, whether by disbursement of the collateral held, resignation of the Escrow Agent, or otherwise.

         8. RESIGNATION AND REMOVAL OF THE ESCROW AGENT.

         (a) The Escrow Agent may resign as such thirty (30) calendar days following the giving of prior written notice thereof to the Company and Investor. In addition, the Escrow Agent may be removed and replaced on a date designated in a written instrument signed by the Company and Investor and delivered to the Escrow Agent. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor escrow agent has acknowledged its appointment as such as provided in paragraph (c) below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the property comprising the Escrow Fund and the Stock Certificate to such successor escrow agent, together with such


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records maintained by the Escrow Agent in connection with its duties hereunder and other information with respect to the Escrow Fund as such successor may reasonably request.

         (b) If a successor escrow agent shall not have acknowledged its appointment as such provided in paragraph (c) below, in the case of a resignation, prior to the expiration of thirty (30) calendar days following the date of a notice of resignation or in the case of a removal, on the date designated for the Escrow Agent's removal, as the case may be, because the Company and Investor are unable to agree on a successor escrow agent, or for any other reason, the Escrow Agent may select a successor escrow agent and any such resulting appointment shall be binding upon all of the parties to this Agreement, provided that any such successor selected by the Escrow Agent shall be a depository institution or trust company that is designated in writing by the Investor and is incorporated under the laws of the United States of America, any State thereof or the District of Columbia and has total assets in excess of U.S. $500 million.

         (c) Upon written acknowledgment by a successor escrow agent appointed in accordance with the foregoing provisions of this Section of its agreement to serve as escrow agent hereunder and the receipt of the property then comprising the Escrow Fund and the Debentures, the Escrow Agent shall be fully released and relieved of all duties, responsibilities and obligations under this Agreement, subject to the provisions contained in clause (iii) of Section 5, and such successor escrow agent shall for all purposes hereof be the Escrow Agent.

         9. NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or by facsimile transmission (with confirmation generated by the sending machine) or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

         If to the Company:

         CELERITY SYSTEMS, INC.
         1400 Centerpoint Boulevard
         Knoxville, Tennessee, 37932

         If to the Investor:

         GMF Holdings
         131 Fredrick Street
         Nassau, Bahamas

         If to the Escrow Agent:

         Butler Gonzalez, L.L.P.
         1000 Stuyvesant Avenue
         Union, New Jersey 07083


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         All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

         10. AMENDMENTS, ETC. This Agreement may be amended or modified, and any of the terms hereof may be waived, only by a written instrument duly executed by or on behalf of Investor and the Company and, with respect to any amendment that would adversely affect the Escrow Agent. No waiver by any party of any term or condition contained of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

         11. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York or the state courts of the State of New York sitting in Manhattan in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS to the bringing of any such proceeding in such jurisdictions.

         12. BUSINESS DAY. For all purposed of this Agreement, the terms "business day" shall mean a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         13. ENTIRE AGREEMENT. It is understood and agreed that this Escrow Agreement supersedes all understandings and agreements heretofore had between the parties hereto with respect to the subject matter hereof, and contains the sole and entire agreement between the parties with respect to the subject matter hereof.

         14. ASSIGNMENT. Neither this Agreement nor any right, interest, or obligation hereunder may be assigned by any party without the prior written consent of the other parties and any attempt to do so will be void, except that Investor may assign all of its rights, interest and obligations hereunder at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) upon the prior written consent of the Company, which consent shall not be unreasonably withheld. Investor and the Company shall provide to the Escrow Agent written notice of such an assignment by Investor.

         15. MISCELLANEOUS. This Agreement is binding upon and will inure to the benefits of the


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parties hereto and their respective successor and permitted assigns. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof. This Escrow Agreement may be signed by facsimile copy (followed by originals) and, in addition, may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


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                                          /s/ Kenneth D. Van Meter
                                          -----------------------------------
                                          Celerity Systems, Inc.
                                          By: Kenneth Van Meter
                                          Chief Executive Officer

                                          /s/ David Gonzalez
                                          -----------------------------------
                                          Butler Gonzalez, L.L.P.
                                          By: David Gonzalez, Esq.

                                          /s/ Diego Davis
                                          -----------------------------------
                                          GMF Holdings
                                          By: Diego Davis
                                          Chief Executive Officer